UNITED STATES
 SECURITIES EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 21, 2009

ERF WIRELESS, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-27467	76-0196431
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

2911 SOUTH SHORE BOULEVARD, SUITE 100, LEAGUE CITY, TEXAS 77573
 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (281) 538-2101

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On August 21, 2009, ERF Wireless, Inc. ("ERFW"), announced in a press release that the company filed its Form 10-Q with the Securities and Exchange Commission on August 19, 2009, reporting results for the quarter ended June 30, 2009. A copy of the press release is attached as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1 Press Release dated August 21,2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ERF WIRELESS, INC. By: /s/ H. Dean Cubley Dr. H. Dean Cubley Chief Executive Officer

Date:  August 21,2009

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 21,2009